EXHIBIT 32
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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the period ending December 31, 2008. The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: March 31, 2009                     /s/ Raul S. McQuivey
                                          --------------------------
                                          Raul S. McQuivey
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)




Dated: March 31, 2009                     /s/ Sidney C. Hooper
                                          --------------------------
                                          Sidney C. Hooper
                                          Chief Financial Officer and Treasurer
                                          (Principal Accounting Officer)